UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Akmerkez B Blok Kat 5-6 Nisbetiye Caddesi 34330 Etiler, Istanbul, Turkey	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Entry into a Material Definitive Agreement.

On May 5, 2011, Matthew W. McCann tendered his resignation as Chief Executive Officer of TransAtlantic Petroleum Ltd. (the “Company”), and the Board of Directors of the Company appointed its Chairman, N. Malone Mitchell, 3rd, to serve as the Company’s Chief Executive Officer, effective May 6, 2011. Mr. McCann will remain employed with the Company in an advisory capacity until a date to be mutually determined between the Company and Mr. McCann in the future. Mr. McCann will also remain on the Company’s Board of Directors until the Company’s 2011 annual meeting of shareholders (the “Annual Meeting”), but will not stand for re-election as a director at the Annual Meeting.

Mr. Mitchell, age 49, has served as a Director since April 2008 and as the Company’s Chairman since May 2008. Mr. Mitchell also served on the Board of Directors of Quest Resource Corporation from April 2007 until May 2008. Since 2005, Mr. Mitchell has served as the President of Riata Management, LLC, an Oklahoma City-based private oil and gas exploration and production company. From June to December 2006, Mr. Mitchell served as President and Chief Operating Officer of Sandridge Energy, Inc. (formerly Riata Energy, Inc.), an independent natural gas and oil company concentrating in exploration, development and production activities. Until he sold his controlling interest in the company in June 2006, Mr. Mitchell also served as President, Chief Executive Officer and Chairman of Riata Energy, Inc., which Mr. Mitchell founded in 1985 and built into one of the largest privately held energy companies in the United States.

Since the beginning of 2010, the Company has entered into various transactions with Mr. Mitchell and various companies formed and owned or controlled by Mr. Mitchell that are primarily focused on investing in international energy opportunities. These transactions are described in the section entitled “Certain Relationships and Related Transactions” in the Company’s Definitive Proxy Statement on Schedule 14A filed on May 2, 2011 and are incorporated by reference herein.

A press release announcing Mr. Mitchell’s appointment as Chief Executive Officer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 6, 2011, issued by TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011

TRANSATLANTIC PETROLEUM LTD.

	By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 6, 2011, issued by TransAtlantic Petroleum Ltd.